Execution Copy

CONSENT AND AMENDMENT NUMBER FIVE
TO LOAN AGREEMENT

This CONSENT AND AMENDMENT NUMBER FIVE TO LOAN AGREEMENT (this “Agreement”), dated as of January 31, 2008, among ATLANTIC AVIATION FBO INC., a Delaware corporation (the “Borrower”), ATLANTIC AVIATION FBO HOLDINGS LLC (formerly known as Macquarie FBO Holdings LLC), a Delaware limited liability company (the “Pledgor”), and the several banks and other financial institutions signatories hereto (the “Lender Parties”), and acknowledged by DEPFA BANK plc, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Lender Parties and the Administrative Agent are parties to the Loan Agreement dated as of September 27, 2007, by and among the Borrower, the several banks and other financial institutions from time to time parties thereto as lenders (the “Lenders”), issuing bank or hedging banks and the Administrative Agent (as amended, the “Loan Agreement”), pursuant to which the Lenders have agreed to provide certain loans to the Borrower for the purposes and upon the terms and conditions set forth therein.

B. The Pledgor, the Borrower’s parent company, entered into that certain Share Pledge Agreement dated as of October 16, 2007 (the “Pledge Agreement”), by and between Pledgor and The Bank of New York, in its capacity as collateral agent for the benefit of the Secured Parties (the “Collateral Agent”), pursuant to which Pledgor, among other things, assigned, pledged and granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of its respective right, title and interest in and to all of the issued and outstanding capital stock of the Borrower.

C. The Pledgor has changed its name from “Macquarie FBO Holdings LLC” to “Atlantic Aviation FBO Holdings LLC” effective as of January 2, 2008, and amended the financing statement filed in connection with the Pledge Agreement (the “Financing Statement”) to amend the “debtor’s” name on January 9, 2008, and provided a copy to the Administrative Agent.

D. The Borrower and Pledgor have requested that the Required Lenders consent to the change of name from “Macquarie FBO Holdings LLC” to “Atlantic Aviation FBO Holdings LLC” and waive any non-compliance with the Loan Documents arising out of not having amended the Financing Statement simultaneously with the effectiveness of the name change.

E. The Borrower has also requested that the Required Lenders amend Exhibit E to the Loan Agreement, “Form of Financial Ratio Certification” to be in the form attached hereto as Attachment 1.

F.  The Lender Parties are willing to provide the requested waivers and agree to the requested amendment, all subject to and upon the terms as set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions and Rules of Interpretation. All capitalized terms used but not defined in this Agreement shall have the respective meanings specified in the Loan Agreement. The rules of interpretation set forth in Appendix A to the Loan Agreement shall apply to this Agreement, mutatis mutandis, as if set forth herein.

Section 2. Amendment to Exhibit E to the Loan Agreement. Exhibit E to the Loan Agreement, “Form of Financial Ratio Certification” is hereby deleted and replaced in its entirety with the “Form of Financial Ratio Certification” attached hereto as Attachment 1.

Section 3. Consent.

(a) Each Required Lender hereby consents to the change of name of Pledgor from “Macquarie FBO Holdings LLC” to “Atlantic Aviation FBO Holdings LLC” to be effective as of the date of the name change and waives any non-compliance with any Loan Document arising from Pledgor’s failure to amend the Financing Statement simultaneously with the effectiveness of the name change (the “Consent”).

(b) The Consent set forth herein shall be limited precisely as provided for herein to the provisions expressly referred to herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Loan Agreement, the Pledge Agreement, or any term or provision of any other Loan Document.

Section 4. No Further Consent or Amendment. Except to the extent that provisions of the Loan Agreement or its Exhibits or the Pledge Agreement are amended, waived or supplemented as expressly set forth in Sections 2 and 3 hereof, the execution and delivery hereof shall not (a) operate as a modification or waiver of any right, power or remedy of the Financing Parties or the Collateral Agent under any of the Loan Documents, (b) cause a novation with respect to any of the Loan Documents, or (c) extinguish or terminate any obligations of the Borrower under the Loan Documents or the Pledgor under the Pledge Agreement.

Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 6. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7. Headings. The headings in this Agreement have been included herein for convenience of reference only, are not part of this Agreement, and shall not be taken into consideration in interpreting this Agreement.

Section 8. Entire Agreement. This Agreement comprises the complete and integrated agreement of the parties hereto on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter.

Section 9. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be maintained by the Borrower and the Administrative Agent.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATLANTIC AVIATION FBO INC.

By:	/s/ Louis T. Pepper

Name: Louis T. Pepper
Title: CEO

ATLANTIC AVIATION FBO HOLDINGS LLC

By:	/s/ Louis T. Pepper

Name: Louis T. Pepper
Title: CEO

CONSENT AND AMENDMENT NUMBER FIVE TO LOAN AGREEMENT

Acknowledged by:

DEPFA BANK plc, as Administrative Agent, Term Loan Lender, Capex Loan Lender, Revolving Loan Lender and Issuing Bank

By:	/s/ Maria Kang

Name: Maria Kang
Title: Director

By:	/s/ Ruth McMorrow

Name: Ruth McMorrow
Title: Managing Director

CONSENT AND AMENDMENT NUMBER FIVE TO LOAN AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as Term Loan Lender and Capex Loan Lender

By:	/s/ Andrew Gannon

Name: Andrew Gannon Title: Associate

By:	/s/ Anthony Rourke

Name: Anthony Rourke
Title: Manager

CONSENT AND AMENDMENT NUMBER FIVE TO LOAN AGREEMENT

DEKA BANK DEUTSCHE GIROZENTRALE, as Term Loan Lender and Capex Loan Lender

By:	/s/ Jurgen Schoneberg

Name: Jurgen Schoneberg
Title: Vice President

By:	/s/ Peter Bahn

Name: Peter Bahn
Title: Executive Director

CONSENT AND AMENDMENT NUMBER FIVE TO LOAN AGREEMENT

WESTLB AG, NEW YORK BRANCH as Term Loan Lender

By:	/s/ Caryn Suffredini

Name: Caryn Suffredini
Title: Director

By:	/s/ Amir Oren

Name: Amir Oren
Title: Associate Director

CONSENT AND AMENDMENT NUMBER FIVE TO LOAN AGREEMENT

ATTACHMENT 1

FORM OF FINANCIAL RATIO CERTIFICATION

(See attached)

Att. 1-1

Exhibit E
to Loan Agreement

FORM OF FINANCIAL RATIO CERTIFICATION

[Date]

DEPFA BANK plc,
     as Administrative Agent
1 Commons Street
Dublin 1
Ireland
Attention: Brian Price
Telephone: +353 1 792 2374
Facsimile: +353 1 792 2164

This Certificate is delivered pursuant to Section 6.1(e) of the Loan Agreement, dated as of September 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Atlantic Aviation FBO Inc., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (the “Lenders”) and DEPFA BANK plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meanings specified in the Loan Agreement.

I hereby certify to the Administrative Agent on behalf of the Borrower as follows:

1.
I am the duly qualified and acting [President][Chief Financial Officer][Treasurer] of the Borrower, and I am familiar with the financial statements and financial affairs of the Borrower. I am authorized to execute this Certificate on behalf of the Borrower.

2.
The following are true and correct computations, to the best of my knowledge, as of the date hereof, of the following financial ratios and amounts, in each case relating to the following Calculation Date: [ ______, __ 200_]:

(a) Backward Debt Service Coverage Ratio.

(i)	Operating Revenues for the Calculation Period ending on the referenced Calculation Date:	$_________

(ii)	Aggregate equity contributions received from the Investor during such Calculation Period that meet the conditions of clause (b) of the definition of “Net Cash Flow”:	$________

(iii)	Operating Costs paid during such Calculation Period:	$________

(iv)	Net Cash Flow for such Calculation Period (item (i) plus item (ii) minus item (iii)):	$________

Exh. E-1

(v)	Mandatory Debt Service during such Calculation Period (see detailed calculation attached hereto):	$________

(vi)	Backward Debt Service Coverage Ratio (ratio of item (iv) to item (v)):	____ : 1

(b) Modified Backward Debt Service Coverage Ratio.1

(i)	Modified Net Cash Flow for such Calculation Period (item (a)(i) minus item (a)(iii) above):	$________

(ii)	Modified Backward Debt Service Coverage Ratio (ratio of item (i) to item (a)(v) above)	____ : 1

(c) Forward Debt Service Coverage Ratio.

(i)	Projected Operating Revenues for the Calculation Period commencing on the day immediately following the referenced Calculation Date:	$________

(ii)	Projected aggregate equity contributions from the Investor during such Calculation Period that meet the conditions of clause (b) of the definition of “Net Cash Flow”:	$________

(iii)	Projected Operating Costs during such Calculation Period:	$________

(iv)	Projected Net Cash Flow for such Calculation Period (item (i) plus item (ii) minus item (iii)):	$________

(v)	Projected Mandatory Debt Service during such Calculation Period (see detailed calculation attached hereto):	$________

(vi)	Forward Debt Service Coverage Ratio (ratio of item (iv) to item (v)):	____ : 1

1 For purposes of determining whether the Distribution Condition set forth in Section 9.6(a)(ii)(A) is met.

Exh. E-2

(d) Modified Forward Debt Service Coverage Ratio.2

(i)	Modified Net Cash Flow for such Calculation Period (item (c)(i) minus item (c)(iii) above):	$________

(ii)	Modified Forward Debt Service Coverage Ratio (ratio of item (i) to item (c)(v) above)	____ : 1

(e) EBITDA3

(i)	Consolidated Net Income after Tax for the Calculation Period ending on the referenced Calculation Date:	$________

(ii)	Interest Expense for such Calculation Period:	$________

(iii)	Depreciation and amortization for such Calculation Period:	$________

(iv)	Income taxes for such Calculation Period:	$________

(v)	Costs allocated to the Borrower and its Subsidiaries by MIC for such Calculation Period:	$________

(vi)	Accruals and payments to employees of the Borrower and its Subsidiaries under any employee phantom stock ownership plan during such Calculation Period:	$________

(vii)	Non-recurring costs, fees and expenses relating to acquisitions or dispositions of FBO businesses or refinancings of Indebtedness completed by the Borrower or its Subsidiaries:	$________

(viii)	Costs incurred during such Calculation Period in the integration of acquired FBO Businesses, to the extent such costs have been funded by equity contributions:	$________

(ix)	Amounts paid during such Calculation Period by Supermarine Companies as management fees to American Airport Corporation:	$________

(x)	EBITDA for such Calculation Period:	$________

2 For purposes of determining whether the Distribution Condition set forth in Section 9.6(a)(ii)(A) is met.
3 Include items (ii) through (ix) only to the extent deducted in the determination of Net Income after tax and only as determined in accordance with GAAP.

Exh. E-3

(d) Leverage Ratio.

(i)	Outstanding Principal owed under the Loan Agreement as of the referenced Calculation Date:	$________

(ii)	EBITDA for the Calculation Period ending on the referenced Calculation Date:	$________

(iii)	Leverage Ratio as of such Calculation Date:	$________

Exh. E-4

    IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered by a duly authorized officer this _____ day of _____________, 20__.

ATLANTIC AVIATION FBO INC.

By:
Name:
Title:

Exh. E-5